July 23, 2014

SECURITIES & EXCHANGE
COMMISSION
450 Fifth Street, NW
Washington, DC 20549
Attn. Document Control


	American Depositary Shares
evidenced by the American
Depositary Receipts of
Transcu Group Limited
Form F6 File No 333166045
Ladies and Gentlemen

Pursuant to Rule 424b3 under the
Securities Act of 1933, as
amended, on behalf of The Bank of
New York Mellon, as Depositary
for securities against which
American Depositary Receipts
ADRs are to be issued, we attach a
copy of the new prospectus
Prospectus reflecting the change in
name from Transcu Group Limited
to OLS Enterprise Ltd.
As required by Rule 424e, the
upper right hand corner of the
Prospectus cover page has a
reference to Rule 424b3 and to the
file number of the registration
statement to which the Prospectus
relates.

Pursuant to Section III B of the
General Instructions to the Form
F6 Registration Statement, the
Prospectus consists of the ADR
certificate with the revised name
change for Transcu Group Limited
The Prospectus has been revised
effective July 28, 2014 to reflect
the new name as follows
OLS Enterprise Ltd.
Please contact me with any
questions or comments at 212
8152301.


Paul Brophy
Senior Associate
The Bank of New York Mellon
ADR Division


Encl.
CC Paul Dudek, Esq. Office of
International Corporate Finance







Depositary Receipts